UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Chase Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHASE CORPORATION

26 Summer Street
Bridgewater, MA  02324
Telephone (508) 279-1789

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the annual meeting of shareholders of Chase Corporation will be held at 9:30 a.m. on Friday, February 3, 2006 at the Raynham Courtyard Marriott, 37 Paramount Drive, Raynham, Massachusetts 02767 for the following purposes:

(1)   To elect the members of the Board of Directors of the corporation;

(2)   To act upon a proposal to adopt the Chase Corporation 2005 Incentive Plan;

(3)   To transact such other business as may properly come before the meeting.

Only shareholders of record on the books of Chase Corporation at the close of business on November 30, 2005 are entitled to notice of and to vote at the meeting.

The Board of Directors hopes that all shareholders who can conveniently do so will personally attend the meeting.

By order of the Board of Directors,
GEORGE M. HUGHES
Secretary
December 21, 2005

SHAREHOLDERS ARE REQUESTED TO SIGN AND DATE THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

CHASE CORPORATION

26 Summer Street
Bridgewater, MA  02324
Telephone (508) 279-1789

PROXY STATEMENT

December 21, 2005

The enclosed proxy is solicited by and on behalf of the Board of Directors of Chase Corporation (the “Company”) for the annual meeting of the Company’s shareholders to be held on February 3, 2006 at 9:30 a.m., and at any adjournment thereof (the “Meeting”). The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone.

The authority granted by a duly executed proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Meeting.  Shareholders who attend the Meeting in person will not be deemed thereby to have revoked their proxies unless they affirmatively indicate at the meeting their intention to vote their shares in person. Unless a proxy is revoked, the shares represented thereby will be voted as directed. If no specifications are made, then proxies will be voted “for” the election of the directors nominated by the Board of Directors and “for” the proposal to adopt the Chase Corporation 2005 Incentive Plan.

On November 30, 2005, there were 3,880,163 outstanding shares of the Company’s Common Stock, $0.10 par value per share (the “Common Stock”), which is the only class of voting stock outstanding. Shareholders of record at the close of business on November 30, 2005 are entitled to vote at the Meeting. With respect to all matters that will come before the Meeting, each shareholder may cast one vote for each share of Common Stock registered in his or her name on the record date.

A majority in interest of the Company’s Common Stock outstanding and entitled to vote represented at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the Meeting.  Directions to withhold authority, abstentions, and broker non-votes will  be counted for purposes of determining the existence of a quorum at the Meeting. A “broker non-vote” occurs when a registered broker holding a customer’s shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy.

The approximate date on which this proxy statement and form of proxy will be first sent or given to shareholders is December 21, 2005. The Company’s annual report for the fiscal year ended August 31, 2005 will be sent to shareholders on the same date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Company’s Common Stock as of November 30, 2005 by (i) all persons known to the Company to be beneficial owners of more than 5% of the Company’s outstanding Common Stock and (ii) all executive officers and directors of the Company.

Name	Number of Shares Owned(a)	Shares Subject to Options(b)	Total Shares Beneficially Owned(c)	Percentage of Outstanding Shares
Edward L. Chase Revocable Trust 39 Nichols Road Cohasset, MA 02025(d)	882,956	—	882,956	22.8%
FMR Corp 82 Devonshire Street Boston, MA 02109(e)	404,700	—	404,700	10.4%
Royce & Associates, LLC. 1414 Avenue of the Americas New York, NY 10019(f)	319,800	—	319,800	8.2%
Athena Capital Management, Inc. 4 Tower Bridge #222 200 Barr Harbor Drive West Conshohocken, PA 19428(g)	258,650	—	258,650	6.7%
Wilen Management Company, Inc. 2360 West Joppa Road, Suite 226 Lutherville, MD 21093(h)	209,768	—	209,768	5.4%
Peter R. Chase 305 Grange Park Bridgewater, MA 02324	456,580	270,000	726,580	17.5%
Everett Chadwick, Jr.	33,151	19,164	52,315	1.3%
Mary Claire Chase	1,772	—	1,772	*
William H. Dykstra(i)	10,859	9,000	19,859	*
Lewis P. Gack	100	10,000	10,100	*
Edward F. Hines, Jr.	500	5,000	5,500	*
George M. Hughes	2,575	—	2,575	*
Ronald Levy	11,180	3,820	15,000	*
Carl J. Yankowski	—	5,000	5,000	*
All executive officers and directors as a group (8 persons)	505,858	312,984	818,842	19.5%

*                    Less than one percent

(a)           Excludes shares that may be acquired through stock option exercises.

(b)          Pursuant to Rule 13d-3(d) (1) of the Exchange Act, includes shares that may be acquired through stock option exercises within the 60-day period following November 30, 2005.

(c)           The beneficial owners of these shares have sole voting power and sole investment power over such shares, except as otherwise indicated.

(d)          These shares are deemed to be beneficially owned by the Edward L. Chase Revocable Trust. The trustees have voting and investment power with respect to the shares.

(e)           These shares are deemed to be beneficially owned by FMR Corp., Edward C. Johnson, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Priced Stock Fund, which each have sole investment power over the shares. Fidelity Low Priced Stock Fund has sole voting power over the shares. This information is based upon the Schedule 13G/A filed on February 17, 2004 by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Price Stock Fund as a group.

(f)             These shares are deemed to be beneficially owned by Royce & Associates, LLC. which has sole voting and investment power over the shares. This information is based upon the Schedule 13F filed on November 8, 2005 by Royce & Associates, LLC.

(g)           These shares are deemed to be beneficially owned by Athena Capital Management, Inc., which shares voting and investment power over 173,800 shares, and Minerva Group, LP, which has sole voting and investment power over 84,850 shares, and David P. Cohen. This information is based upon the Schedule 13G/A filed on February 10, 2005 by Athena Capital Management, Inc., Minerva Group LP, and David P. Cohen as a group.

(h)          These shares are deemed to be beneficially owned by Wilen Management Company, Inc. which has sole voting and investment power over the shares. This information is based upon the Schedule 13G filed on January 24, 2005 by Wilen Management Company, Inc.

(i)             William H. Dykstra is not a current director of the Company but is being nominated to fill the seat currently held by Carl J. Yankowski.

Certain Transactions

On December 10, 2003, the Company sold its Sunburst Electronics Manufacturing Solutions, Inc. subsidiary (“Sunburst”) to the Edward L. Chase Revocable Trust (the “Trust”) in exchange for 230,406 shares of the Company’s Common Stock valued at $3.0 million. The value of the shares delivered as purchase price was calculated based upon the average closing price of the Company’s Common Stock over the 20 trading days ending December 5, 2003 (the “Average Closing Price”). Concurrent with this transaction, the Company also purchased 250,000 shares of Common Stock held by the Trust at the Average Closing Price, having an aggregate purchase price of $3,255,125.

Pursuant to the Voting Agreement dated December 26, 2002, as amended December 10, 2003, the Trustees of the Trust have agreed to vote for the nominees for director of the Company, as approved from time to time by the Company’s Governance and Nominating Committee, through the annual meeting in January 2013. The Company paid the Trust $200,000 as consideration for the amendment of the Voting Agreement. The Voting Agreement requires that a representative of the Trust be elected a director of the Company. Mary Claire Chase is currently the representative of the Trust.

The terms and conditions of the transactions between the Company and the Trust, including, without limitation, the purchase price for Sunburst, were determined through arm’s-length negotiations between the Company and the Trust. The transactions were reviewed and approved by an independent committee of the Board of Directors following receipt of a valuation and fairness opinion completed by an independent third party valuation firm.

The Company and Sunburst also entered into a lease dated December 1, 2003 whereby the Company leases to Sunburst, for a term of thirty-six months at a base rent of $11,900 per month, which approximated fair value at the time, the building and land currently being occupied by Sunburst. At the end of the lease term, Sunburst maintains an option to purchase the building and land at its fair market value.

The Trustees of the Trust have the power to vote the 882,956 shares of the Company’s Common Stock held of record by the Trust on November 30, 2005 at the Meeting. In September 2002, Peter R. Chase, together with other family members, became Trustees of the Trust. Peter R. Chase resigned as a Trustee of the Trust in December 2002.

Compensation Committee Interlocks and Insider Participation

George M. Hughes (a director and a member of the Board’s Compensation and Management Development Committee) is general outside counsel to the Company. For his services as general counsel to the Company during the fiscal year ended August 31, 2005, the Company paid Mr. Hughes approximately $96,300.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven directors are to be elected at the Meeting. The Board of Directors recommends that the seven nominees named below be elected as directors. The directors elected at the Meeting will hold office until the next annual meeting and until their successors are elected and qualified. When a proxy in the accompanying form is properly executed and returned, unless marked to the contrary, all shares represented by such proxy will be voted for the election of the persons named below. If any nominee should become unable or unwilling to serve as director, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The Board of Directors is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

Vote Required

As long as a quorum is present, the nominees for director shall be elected by a plurality of the votes cast at the Meeting by the holders of shares entitled to vote at the Meeting. Votes may be cast in favor of the election of the nominees for director or withheld; votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

Name	Age	Business Experience During Past Five Years and Other Directorships	Has Been a Director Since
Peter R. Chase	57	Chief Executive Officer of the Company since September 1993. He is also a director of Bridgewater Savings Bank and AIM Mutual Insurance Company.	1993
Mary Claire Chase	50	President of Chase Partners, LTD., an executive search firm specializing in financial services and management consulting, since August 2000.	2005
William H. Dykstra	77	Director and Chairman of the Investment Committee of Arrow Mutual Liability Insurance Company. Previously a director of the Company from 1988 through January 2004.	—
Lewis P. Gack	61	Treasurer and Chief Financial Officer of the United Group Operating Companies, Inc., a wholesale liquor distributor, since 1998; Vice President of Administration and Operations at United Group from 1987 to 1998.	2002
Edward F. Hines, Jr.	60	Partner at the law firm of Hines & Corley, LLC since April 2001. Previously partner at the law firm of Choate, Hall & Stewart. He is also a director of Investors Financial Services Corp.	2003
George M. Hughes	66	From May 1996 until present, Founder and Principal of the law firm, Hughes & Associates. Previously, partner at the law firm of Palmer & Dodge. He is also a director of Arrow Mutual Liability Insurance Company and Teichert, Inc.	1984
Ronald Levy	67	Consultant at Navigant Consulting, Inc., since April 2002. Previously, Consultant with Arthur D. Little, Inc. from June 1969 to April 2002 and Vice President from 1987 to April 2002.	1994

Peter R. Chase, President and Chief Executive Officer of the Company, is the son of Edward L. Chase (deceased) and the sister of Mary Claire Chase.

Mary Claire Chase is the daughter of Edward L. Chase (deceased), and the sister of Peter R. Chase. Mary Claire Chase has been nominated for election as a director of the Company pursuant to a Voting Agreement dated December 26, 2002, as amended December 10, 2003, between the Company and the Edward L. Chase Revocable Trust. See “Certain Transactions.”

Corporate Governance

The Company has long believed that good corporate governance and high corporate ethics is important to ensure that the Company is managed for the long-term benefit of its shareholders.

The Company’s Board of Directors held five meetings during the fiscal year ended August 31, 2005. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings held by committees of the Board on which they served.

The Company does not have a formal policy with respect to director attendance at annual shareholders meetings; however it does encourage all directors to attend. All directors attended last year’s annual shareholders meeting held in January 2005.

The Company has adopted the Chase Corporation Financial Code of Ethics, which is applicable to the Chief Executive Officer, Chief Financial Officer and Corporate Controller and other employees with important roles in the financial reporting process. The Chase Corporation Financial Code of Ethics is Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2005, which was filed on November 23, 2005 and is also available on the Chase Corporation web page (www.chasecorp.com).

Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to: Chase Corporation, 26 Summer Street, Bridgewater, Massachusetts 02324, Attn: Board of Directors.

The Board of Directors has determined that the following directors are independent, as defined in the listing standards of the American Stock Exchange: Lewis P. Gack, Edward F. Hines, Jr., Ronald Levy, and Carl J. Yankowski. The Board of Directors has also determined that William H. Dykstra, if elected, will also be independent under such standards.

Committees of the Board of Directors

The Board has standing audit, compensation and nominating committees. All members of the committees serve at the pleasure of the Board of Directors. The functions and current membership of each committee are as follows:

Audit Committee.   The Audit Committee recommends to the Board of Directors the engagement of the Company’s independent accountants, reviews the scope and extent of their audit of the Company’s financial statements, reviews the annual financial statements with the independent accountants and with management, and makes recommendations to the Board of Directors regarding the Company’s policies and procedures as to internal accounting and financial controls. The members of the Audit Committee are Lewis P. Gack, Chairman, Edward F. Hines, Jr. and Carl J. Yankowski. Each member of the committee is independent, as independence for audit committee members is defined in the listing standards of the American Stock Exchange. The Board has determined that Lewis P. Gack is an audit committee financial expert as defined in the Securities and Exchange Commission regulations. The Audit Committee held six meetings during the fiscal year ended August 31, 2005. The Audit Committee operates under a written charter that is attached to this proxy statement as Exhibit B. The charter is also available through the Company’s website at www.chasecorp.com.

Compensation and Management Development Committee.   The Compensation and Management Development Committee advises the Board of Directors on matters of management, organization, and succession, recommends persons for appointments to key employee positions, and makes recommendations to the Board of Directors regarding compensation for directors, officers and key employees. The committee administers the Company’s equity incentive plans, except for plans for directors who are not employees of the Company. The members of the committee are Ronald Levy, George M. Hughes, Lewis P. Gack and Carl J. Yankowski. The committee held one meeting during the fiscal year ended August 31, 2005.

Governance and Nominating Committee.   The Governance and Nominating Committee recommends persons for election as directors of the Company, and makes recommendations to the Board of Directors regarding the structure and membership of the various committees of the Board of Directors, including the Governance and Nominating Committee itself. The members of the Governance and Nominating Committee are George M. Hughes, Chairman, Ronald Levy and Edward F. Hines, Jr. Each member of the committee, except Mr. Hughes, is independent, as independence for nominating committee members is defined in the listing standards of the American Stock Exchange. The Governance and Nominating Committee held one meeting during the fiscal year ended August 31, 2005. The Governance and Nominating Committee operates under a written charter that is available through the Company’s website at www.chasecorp.com.

George M. Hughes is a member of the Compensation and Management Development Committee and is the Chairman of the Governance and Nominating Committee. Under the rules of the American Stock Exchange, Mr. Hughes, who is the Company’s outside general counsel, is not an independent director. The Company’s Board of Directors determined at its November 22, 2004 meeting that Mr. Hughes’ service on these committees was required by the best interests of the Company and its shareholders because of Mr. Hughes’ long service as a director and general counsel and his familiarity with numerous aspects of the Company’s compensation plans and governance procedures. Under an exception to the American Stock Exchange rules, Mr. Hughes may not serve on these committees for more than two years after October 31, 2004.

Director Nomination Process

The Governance and Nominating Committee identifies individuals believed to be qualified to become Board members and recommends individuals to fill vacancies. In nominating candidates the Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Governance and Nominating Committee will consider nominees recommended by shareholders if such recommendations are made in writing to the committee. The Governance and Nominating Committee does not plan to make any differences in the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

Mary Claire Chase has been nominated for election as a director of the Company pursuant to a Voting Agreement dated December 26, 2002, as amended December 10, 2003, between the Company and the Edward L. Chase Revocable Trust. See “Certain Transactions.”

William H. Dykstra has been nominated for election as a director of the Company by the Governance and Nominating Committee following the recommendation of the Chief Executive Officer and non-management directors in light of Mr. Dykstra’s past service as a member of the Board of Directors of the Company.

The Company’s Bylaws provide that the Governance and Nominating Committee shall recommend for the election to the Board (i) a lineal decendant or spouse of Edward L. Chase (so long as the spouse of Edward L. Chase, his issue, a trust for the benefit of his spouse and/or his issue, or his estate owns 10% or more of the outstanding voting stock of the Company) and (ii) the Chief Executive Officer of the Company.

The Company’s Bylaws also provide that the Governance and Nominating Committee shall recommend to the Board of Directors any individual or individuals for election to the Board of Directors if, after such election, a majority of the Board of Directors shall consist of “non-affiliated directors.” “Non-affiliated directors” are directors (i) who are not lineal descendants of Edward L. Chase (whether by blood or adoption); (ii) who are not the spouse of Edward L. Chase or of any of his lineal descendents; (iii) who are not at the time of determination, and shall not have been at any time within three years preceding such time, officers or employees of the Company (or its predecessor) or any of its subsidiaries, affiliates or divisions; (iv) who are not at the time of determination the beneficial owners of more than 10% of the issued and outstanding shares of any class of the Company’s stock; and (v) who are not officers, employees, directors or partners of any person who at the time of determination is a holder of more than 10% of the issued and outstanding shares of any class of the Company’s stock.

Also, at least a majority of the directors on the Board must be independent directors as defined in the rules of the American Stock Exchange.

PROPOSAL 2
APPROVAL OF THE 2005 INCENTIVE PLAN

The following summary of the material features of the Chase Corporation 2005 Incentive Plan (the “2005 Plan”) is qualified in its entirety by the full text of the 2005 Plan that appears as Exhibit A to this Proxy Statement. All references to the “Code” are to the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

General Summary.

The purpose of the 2005 Plan is to advance our interests by providing for the grant of stock-based and other incentive awards to our key employees and key non-employees. The 2005 Plan will become effective on the date of its approval by the stockholders and will terminate on the date of the annual meeting of the Board of Directors immediately following the tenth (10th) anniversary of the Board’s adoption of the plan. The 2005 Plan will be administered by the Compensation and Management Development Committee of the Board of Directors (the “Committee”).

The 2005 Plan provides for the grant of stock options (both non-statutory options or “NSOs” and, in the case of employees, incentive stock options or “ISOs”), restricted stock, performance awards (including cash), dividend equivalents, deferred stock and unrestricted stock. Unless otherwise determined by the Committee, awards may not be transferred except by will or by the laws of descent and distribution.

As a result of newly enacted section 409A of the Internal Revenue Code, the 2005 Plan has been drafted to incorporate language providing that the plan comply with the requirements of section 409A of the Code as it pertains to deferred compensation arrangements. The 2005 Plan generally requires that the ancillary award agreements specify, to the extent required, the specific variables to insure compliance. The 2005 Plan includes reference to those exceptions to section 409A that are applicable.

Number of Shares.

The number of shares subject to grant under the 2005 Plan is 500,000. The maximum number of awards that may be issued to any person in any calendar year will be 200,000 shares. The maximum annual cash award that may be issued to any person shall be $2,000,000.

In addition, the plan has been drafted to permit the subsequent modification of both the plan documents, as well as awards granted pursuant to the plan, to the extent required by subsequent regulatory guidance to be issued by the Internal Revenue Service or other governmental agencies related to section 409A of the Code. In this regard, latitude has been incorporated to permit the substitution of awards to the extent necessary to insure that the statutory requirements associated with section 409A of the Code have been satisfied. Final amendments to any deferred compensation arrangement are required by December 31, 2006; currently interim good faith operational compliance is mandated.

Administration of 2005 Plan.

The 2005 Plan is administered by a committee of the Board of Directors, currently the Compensation and Management Development Committee. Committee members are required to satisfy applicable requirements for independence. The Committee will have full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. The Committee will determine any questions that may arise regarding the interpretation and application of the provisions of the 2005 Plan and to make, administer and interpret such rules and regulations as it deems necessary or advisable. The Committee’s determinations are conclusive and bind all parties.

In this regard, to the extent that the guidelines pursuant to section 162(m) of the Code are applicable, not only will the Committee consist solely of two or more outside directors but the Committee shall be required to certify that any performance goals and/or other material terms associated with any award have been satisfied prior to the payment of any award pursuant to section 8.3 of the 2005 Plan.

Performance-Based Compensation under Section 162(m) of the Code.

If the Committee determines at the time an award is granted to a participant that such participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such award, a covered employee within the meaning of section 162(m) of the Code, then the Committee may provide that the participant’s right to receive cash, shares, or other property pursuant to such award shall be subject to the satisfaction of performance goals during a performance period, which for these purposes means the period of service designated by the Committee applicable to an award subject to section 8.3 of the 2005 Plan. Notwithstanding the attainment of performance goals by a covered employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant. The Committee shall have the power to impose such other restrictions on awards subject to section 8.3 of the 2005 Plan as it deems necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of section 162(m) of the Code.

Eligibility.

Participation in the 2005 Plan is limited to our key employees and to key non-employees (other persons or entities including consultants and non-Employee directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company).

Stock Options.

Each stock option awarded under the 2005 Plan will be an NSO unless expressly designated as an ISO at the time of the grant. The exercise price of stock options granted under the 2005 Plan will be determined by the Committee, but may not be less than 100% of the fair market value of the Common Stock subject to the option, determined at the time the option is granted unless otherwise required by the Code with respect to an ISO. The term of any option granted under the 2005 Plan may not exceed seven years. Options will be exercisable at such time or times and on such conditions as the Committee specifies. Notwithstanding the foregoing, to the extent that any NSO is granted at an exercise price less than 100% of the fair market value of the Common Stock subject to the option, the requirements of section 409A of the Code shall be satisfied as set forth in more particularity in the Individual Stock Option Agreement.

Restricted Stock Awards; Unrestricted Stock; Deferred Stock.

The 2005 Plan provides for awards of nontransferable shares of Common Stock which may be subject to repurchase or forfeiture as set forth in more particularity in the Individual Restricted Stock Agreement. The Committee may, at the time any other award is granted, provide that any or all the Common Stock delivered pursuant to an award will be restricted Common Stock. The 2005 Plan also provides for awards of unrestricted stock. The 2005 Plan provides for deferred grants entitling the recipient to receive Common Stock upon the satisfaction of conditions determined by the Committee in its discretion. To the extent required, all such awards shall comply with the requirements of section 409A of the Code.

Performance Awards.

Any award under the 2005 Plan may be made subject to the satisfaction of performance criteria specified by the Committee. In the case of performance based compensation intended to qualify for exemption under section 162(m) of the Code, the Committee will use objectively determinable measures of performance in accordance with section 162(m) of the Code that are based on any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criterion based on performance over time will be determined by reference to a period of at least one year. The Committee will determine whether the performance criteria that have been chosen for a particular performance award have been met. Notwithstanding the foregoing, to the extent that any award under the 2005 Plan may be subject to section 409A of the Code and subject to the satisfaction of performance criteria specified by the Committee, such performance parameters shall specifically comply with section 409A of the Code in addition to such criteria necessary to qualify for exemption under section 162(m) of the Code.

Termination of Affiliation with Company: Effect on Stock Options.

Except as otherwise determined by the Committee, if a participant in the 2005 Plan dies, any ISO or NSO granted at fair market value owned by the participant will, to the extent exercisable on the date of death, remain exercisable for a one-year period, provided that no such option will be exercisable beyond the end of its original term. In addition, and except as otherwise determined by the Committee, if a participant’s affiliation with the Company ends because of the participant’s total and permanent disability, then any ISOs and NSOs granted at fair market value held by the participant that were exercisable at the time of disability may be exercised by the participant at any time in accordance with the original terms of the options. Finally, and except as otherwise determined by the Committee, if a participant’s employment (or other applicable affiliation with the Company) terminates for any reason other than death or disability, ISOs and NSOs granted at fair market value that were exercisable at the time the participant ceased to be affiliated with the Company will remain exercisable for three months, provided that (i) under no circumstances will any option be extended beyond its original term; and (ii) in the case of termination of the participant for cause, the Committee may elect to terminate any options immediately. In all other cases, ISOs and NSOs granted at fair market value that are not exercisable on the date of termination will terminate on that date. With respect to any NSO granted at less than fair market value, the treatment of the option upon a termination of affiliation with the company shall be set forth in the Individual Stock Option Agreement as determined by the Committee.

Termination of Affiliation with the Company: Effect on Restricted and Deferred Stock.

Upon a termination of affiliation of the Company, as set forth in more particularity in the Individual Restricted and/or Deferred Stock Award Agreement and as determined by the Committee, any share of Common Stock subject to a continuing restriction may be repurchased by the Company. Common Stock awards, whether restricted or deferred, to which the participant did not become irrevocably entitled prior to the termination of the participant’s affiliation with the Company will be forfeited upon termination of affiliation.

Effect of Certain Mergers, Consolidations, Etc.

In the case of certain mergers, consolidations or similar transactions in which a majority of our stock or all or substantially all of its assets are acquired, or in the case of a dissolution or liquidation, the Committee may, in its discretion, make options immediately exercisable, remove restrictions on shares of restricted Common Stock, waive conditions on any deferred awards of Common Stock and remove any performance or other conditions on any award. In addition, the Committee may, under such circumstances, provide for replacement awards for certain participants. Notwithstanding the foregoing, to the extent applicable, any such modification and/or replacement award shall comply with the requirements of section 409A of the Code as set forth in more particularity in the Individual Option or Stock Award Agreement.

Amendment of 2005 Plan.

The Committee may amend the 2005 Plan or any outstanding award for any purpose that may at the time be permitted by law, and may at any time terminate the 2005 Plan as to any future grants of awards. The Committee may not, without the approval of the Company’s stockholders, effectuate a change to the 2005 Plan (i) for which stockholder approval is required in order for the 2005 Plan to continue to qualify for the award of ISOs under section 422 of the Code or for the award of performance-based compensation under section 162(m) of the Code; or (ii) if the change would increase the aggregate number of shares of Common Stock that may be delivered under the 2005 Plan, or change the class of persons or entities that qualify as participants under the 2005 Plan. Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including but not limited to section 409A of the Code.

Federal Income Tax Consequences.

The following discussion summarizes certain federal income tax consequences under the Internal Revenue Code of the issuance and receipt of options under the 2005 Plan.

Incentive Stock Options.

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO, although the exercise of an ISO may result in an alternative minimum tax liability. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (with a corresponding deduction available to the Company) generally equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is generally treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent sale is generally treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Non-statutory Options.

In general, in the case of an NSO granted at fair market value, the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction. The ordinary income recognized on exercise shall be subject to applicable withholding and employment taxes.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

In general, in the case of an NSO granted at less than fair market value, the optionee may have taxable income at the time that the option is no longer subject to a substantial risk of forfeiture, (and subject to applicable withholding and employment taxes) which is generally upon vesting. Such income may also be subject to a 20% penalty and an interest charge. In addition, subsequent increases in the fair market value of the underlying shares may result in additional ordinary income for each year until the options are exercised. Such additional income would be subject to a 20% penalty, an interest charge and applicable withholding and employment taxes. NSOs granted at less than fair market value are subject to the requirements of section 409A of the Code and, as such, the Individual Stock Option Agreement will contain such terms and conditions as are required under said section 409A including without limitation provisions applicable to the vesting and exercise of such NSOs.

The foregoing summary assumes that stock options are exercised for substantially vested stock. Where a stock option is exercised for Restricted Stock, as is permitted by the 2005 Plan, the tax treatment will differ from the treatment summarized above. In general, a participant who exercises an NSO for Restricted Stock will have income taxable at ordinary income rates only when the stock vests, in an amount equal to the fair market value of the stock at time of vesting less the exercise price. However, the participant may make a special election to have the income measured and taken into account, instead, at time of exercise. In either case, a corresponding deduction will be available to the Company. For federal income tax purposes, the exercise of an ISO for Restricted Stock will be treated the same as the exercise of an ISO for substantially vested stock, provided that the shares are held for the requisite one-year and two-year holding periods described above. It is unclear how an earlier disposition of the shares would affect the measurement of a participant’s ordinary income in the case of an ISO exercised for Restricted Stock. In the case of a participant who exercises an ISO for Restricted Stock, the determination of “alternative minimum taxable income” (relevant in determining whether an alternative minimum tax must be paid) will follow rules similar to the rules for determining ordinary income in the case of the exercise of an NSO.

In general, under section 162(m) of the Code, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limit does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of section 162(m) of the Code and the Treasury regulations promulgated thereunder. The Compensation and Management Development Committee has considered the limitations on deductions imposed by section 162(m) of the Code, and it is the Compensation and Management Development Committee’s present intention that, as long as it is consistent with its overall compensation objectives, substantially all federal income tax deductions attributable to executive compensation should not be subject to the deduction limitation of section 162(m) of the Code.

Stock Awards.

Persons receiving Common Stock pursuant to an award generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. Such compensation income will be taxed at ordinary income rates and subject to applicable withholding and employment taxes. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognized capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s adjusted tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as compensation income). Special rules apply if the Common Stock acquired pursuant to an award is subject to vesting, or is subject to restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders. Deferred Stock issued pursuant to an award may also be subject to special rules. In addition, any award issued pursuant to the 2005 Plan, except ISOs and NSOs granted at fair market value, may be subject to the requirements of section 409A of the Code and accordingly, subject to special rules.

Statutory Requirements and the Subsequent Amendment.

The 2005 Plan and the grant of any award thereunder is intended, to the extent applicable, to constitute good faith compliance with the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by guidance to be issued subsequent to this filing, whether statutory or regulatory, the Company will make such amendments and/or modifications as are necessary to maintain compliance with the provisions and requirements of said section 409A.

Required Vote and Board of Directors Recommendation

Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the total votes cast on the proposal in person or by proxy at the Annual Meeting. Proxies solicited by management for which no specific direction is included will be voted “FOR” the approval of the 2005 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2005 PLAN.

EXECUTIVE COMPENSATION

The following table contains a summary of the compensation paid or accrued during the fiscal years ended August 31, 2005, 2004 and 2003 to the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, the only executive officers of the Company (the “named executive officers”).

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation(a)			Restricted	Securities	All
Name and Principal Position	Fiscal Year	Salary	Incentive Based Bonus	Other Annual Comp.	Stock Awards(s)	Underlying Options (#)	Other Comp.(b)
Peter R. Chase	2005	$417,952	$226,594	—	—	—	$325,497
President and	2004	398,255	289,000	—	—	—	15,619
Chief Executive Officer	2003	363,922	187,829	—	—	—	14,524
Everett Chadwick, Jr.	2005	$208,189	$103,000	—	—	—	$9,968
Vice President—	2004	194,189	120,000	—	—	—	9,226
Finance, Treasurer and	2003	177,980	65,000		—	—	8,847
Chief Financial Officer

(a)           Annual compensation includes amounts earned in each fiscal year, whether or not deferred. Compensation is deferred pursuant to the provisions of the Chase Corporation Retirement Savings Plan. Unless otherwise noted, aggregate perquisite values do not exceed the lesser of $50,000 or 10% of the reported base salary and bonus for each year.

(b)          The amounts represent the contribution by the Company on behalf of the employees to the Chase Corporation Retirement Savings Plan and for Group Term Life Insurance for the employee. In fiscal year 2005, contributions to the Retirement Savings Plan and payments made for Group Term Life insurance were $12,677 and $3,612, respectively for Peter R. Chase and were $6,246 and $3,722, respectively for Everett Chadwick, Jr.

Additionally $309,208 included in this column for Peter R. Chase in Fiscal Year 2005 represents  reimbursement to the Executive by the Company for the cost of premiums to be incurred by the Executive for certain life insurance policies owned by the Executive. As previously discussed in the Company’s Form 8-K filed January 14, 2005, in connection with the non-qualified Employee’s Supplemental Pension and Savings Plan (the “SERP”) established by the Company, the Company structured a split dollar life insurance program for its President, Peter R. Chase in 1997. The program was restructured as a result of the enactment of the Sarbanes-Oxley Act of 2002 and the issuance by the Internal Revenue Service of regulations relating to the treatment of so-called “equity” split dollar arrangements. The Company has entered into an agreement in recognition of the Executive’s valuable services to the Company and the voluntary transfer as part of the restructuring program by the Executive to the Company of life insurance policies, which were owned by the Executive and subject to a collateral assignment split dollar agreement with the Company.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

No options were granted to the named executive officers during the fiscal year ended August 31, 2005. The following table shows certain information concerning the aggregate number and dollar value of all options exercised during the fiscal year ended August 31, 2005 and the total number and value of unexercised options held on August 31, 2005 by each of the named executive officers.

	Shares Acquired on		Number of Unexercised Options at Fiscal Year-end		Value of Unexercised Options at Fiscal Year-end(b)
Name	Exercise	Value Realized(a)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter R. Chase	151,855	$1,977,901	270,000	—	$994,904	—
Everett Chadwick, Jr.	21,900	$110,790	19,164	—	$74,165	—

(a)           Based on the market value of the underlying securities on the date of exercise minus the exercise price.

(b)          The closing price of the Company’s Common Stock on the American Stock Exchange on August 31, 2005 was $14.37. Value is calculated on the basis of the difference between $14.37 and the option exercise price multiplied by the number of shares of Common Stock underlying the options. On November 30, 2005, the closing price of the Company’s Common Stock was $14.40.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about shares of the Company’s Common Stock that may be issued upon the exercise of options including options authorized for issuance under the 2001 Senior Management Stock Plan and the 2001 Non-Employee Director Stock Option Plan as referenced in Note 10 of Item 8 of the Company’s 2005 Annual Report on Form 10-K.

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights.	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	473,892	$10.88	215,000
Equity compensation plans not approved by security holders	—	—	—
Totals:	473,892	$10.88	215,000

The table above does not include the 500,000 shares that will be available for issuance under the Chase Corporation 2005 Incentive Plan if the shareholders approve Proposal 2 at the Meeting.

Other Compensation Matters

Executive Severance and Change in Control Agreement.   In October 1994, the Company and Peter R. Chase (the “Executive”) entered into an Executive Severance Agreement. Under the terms of the agreement, if the Executive’s employment is terminated within 24 months after the occurrence of a change in control of the Company, then the Executive shall receive the following benefits.

•       If terminated for cause, the Executive shall be entitled to his salary through the period ending with the date of such termination and any accrued benefits.

•       In case of death, disability or retirement, the Executive shall be entitled to such benefits as may be provided to him pursuant to the Company’s employee benefit plans.

•       If terminated without cause or if the Executive resigns for good reason, the Executive shall be entitled to the following benefits:

a.                  Severance pay in an amount equal to two times the greater of his annual salary in effect prior to the change in control or his annual salary in effect immediately prior to termination.

b.                 Health insurance, dental insurance and group term life insurance for a period ending on the earlier of the commencement date of equivalent benefits from a new employer or his normal retirement date, provided the Executive continues to pay an amount equal to the employee’s share of contributions.

c.                  If the Executive is 55 or older on the date of termination, the Executive will continue to receive, until his normal retirement date, service credit under the Company’s pension plans and any supplemental arrangement.

d.                 At the request of the Executive, the Company shall pay the reasonable costs of an out-placement service for up to two years.

2001 Senior Management Stock Plan.   The 2001 Senior Management Stock Plan (the “Management Plan”) reserves 750,000 shares of the Company’s Common Stock for option grants to senior management, including the named executive officers. Under the terms of the Management Plan, options may be granted in the form of incentive stock options, non-qualified stock options and restricted stock. Options granted under the Management Plan generally vest over a period ranging from three to five years and expire after ten years. The Company did not grant any options under the Management Plan to the named executive officers during fiscal 2005. As of August 31, 2005 there were 210,000 shares of the Company’s Common Stock available for future issuance under the Management Plan.

Non-Qualified Retirement Savings Plan.   The Company maintains a non-qualified Retirement Savings Plan covering selected employees, including the named executive officers. Participants may elect to defer a portion of their compensation for future payment in accordance with the terms of the plan.

Pension Plan.   The Company maintains a tax-qualified defined benefit pension plan and a non-qualified excess benefit plan. The qualified pension plan covers substantially all of the Company’s employees who have attained the age of 21 and have completed six months of service. The excess benefit plan, which is part of the Employees Supplemental Pension and Savings Plan, covers those employees of the Company that from time to time may be designated by the Board of Directors. Currently, only the Company’s Chief Executive Officer has been designated by the Board of Directors as being covered by the excess benefit plan. Benefits under the qualified pension plan are determined based on final average base earnings (subject to Code-imposed limits on compensation and excluding bonuses, overtime, and other extraordinary amounts) and total years service with the Company (up to a maximum of 40 years). Benefits under the excess benefit plan are determined based on final average earnings (including base salary and bonuses) and total years of service with the Company.  Benefits are payable upon the retirement of a participant at age 65, or upon the fifth anniversary of employment, if later, or earlier if the participant is at least 55 years old and has completed at least five years of service. The plan offers the option for a participant to receive a lump sum distribution upon attainment of age 65 and five years of employment even if the employee elects to remain actively employed. Benefits may be paid in a variety of forms, including a lump sum, at the election of the participant.

The following Tables 1 and 2 show estimates of aggregate annual benefits payable under the qualified pension plan and excess benefit plan upon retirement at age 65 or upon the fifth anniversary of employment, if later.  Table 1 relates to those participants who were employed prior to May 1, 1995 or are covered by a collective bargaining agreement and are in the specified compensation and years-of-service classifications before an offset of 0.6% of covered compensation at the time of retirement times the number of years-of-service (up to a maximum of 35 years).

Table 2 relates to those participants who became employed on or after May 1, 1995 and are not covered by a collective bargaining agreement and are in the specified compensation and years-of-service classifications before any offset of 0.3% of covered compensation at the time of retirement times the number of years-of-service (up to a maximum of 35 years).

Table 1:
Annual Retirement Benefit based on Average Remuneration and Years of Service at Age 65

Highest three consecutive years of compensation out of the last ten years	10	20	30	40
$ 50,000	$7,500	$15,000	$22,500	$28,250
100,000	15,000	30,000	45,000	56,500
170,000	25,500	51,000	76,500	96,050
200,000*	30,000	60,000	90,000	113,000
250,000*	37,500	75,000	112,500	141,250
300,000*	45,000	90,000	135,000	169,500
350,000*	52,500	105,000	157,500	197,750
400,000*	60,000	120,000	180,000	226,000

Table 2:
Annual Retirement Benefit based on Average Remuneration and Years of Service at Age 65

Highest three consecutive years of compensation out of the last ten years	10	20	30	40
$ 50,000	$3,750	$7,500	$11,250	$14,125
100,000	7,500	15,000	22,500	28,250
170,000	12,750	25,500	38,250	48,025
200,000*	15,000	30,000	45,000	56,500
250,000*	18,750	37,500	56,250	70,625
300,000*	22,500	45,000	67,500	84,750
350,000*	26,250	52,500	78,750	98,875
400,000*	30,000	60,000	90,000	113,000

*                    As required by Section 415 of the Code, qualified plan payments may not provide annual benefits exceeding a maximum amount ($170,000 for 2005 and $165,000 for 2004). For employees who are covered under the excess benefit plan, amounts above this maximum will be paid under the terms of the excess benefit plan up to the amounts shown in the table above. Pursuant to Section 401(a)(17) of the Code, annual compensation in excess of $210,000 for 2005 and $205,000 for 2004 cannot be taken into account in determining qualified plan benefits.

Mr. Chase and Mr. Chadwick have approximately 34 and 17 years of service, respectively.

Compensation of Directors.   Directors who are not employees and are part of a committee of the Company are paid an annual retainer of $25,000. Any non-employee director who is not sitting on any committee is paid an annual retainer of $18,000. The retainer covers all meetings and any director’s status as a chairperson.

2001 Non-Employee Director Stock Option Plan.   The 2001 Non-Employee Director Stock Option Plan (the “Director Plan”) reserves 90,000 shares of the Company’s Common Stock for option grants to directors. Options granted under the Director Plan will be issued as non-qualified stock options. Options granted under the Director Plan generally vest over a period ranging from three to five years and expire after ten years. In fiscal 2005 Company granted 5,000 options each to Edward F. Hines, Jr, and Carl J Yankowski under the Director Plan. As of August 31, 2005 there were 5,000 shares of the Company’s Common Stock available for future issuance under the Director Plan.

Non-Qualified Retirement Savings Plan for the Board of Directors.   The Company maintains the Non-Qualified Retirement Savings Plan for the Board of Directors. Participants may elect to defer a portion of their compensation for future payment in accordance with the terms of the plan.

George M. Hughes also receives compensation for his services as outside general counsel to the Company.

Compensation and Management Development Committee Report on Executive Compensation

Recommendations on compensation for the Company’s executive officers are made by the Compensation and Management Development Committee of the Board of Directors (the “Committee”). A majority of the Committee is composed of independent non-employee directors who have no interlocking directorships as defined by the Securities and Exchange Commission. Committee decisions are reviewed and approved by the full Board of Directors.

The Company’s executive compensation program is designed to accomplish the following objectives:

•       Reward key executives at levels that are competitive with those of similar comparative companies.

•       Provide incentives that are directly linked to the achievement of Company strategies, profits and enhancements of shareholder value.

•       Ensure that the objectives for corporate and business unit performance are established and measured.

•       Attract and retain executives who have the capabilities needed to ensure proper growth and profitability.

The Company, acting through the Committee, employs three programs to compensate its senior management. These include an annual base salary program, a contingent compensation program that is based on selected financial performance measures and a stock option plan. Following is a description of the manner in which each program was administered during the last fiscal year, which includes an explanation of the rationale for the compensation paid to the Chief Executive Officer.

Annual Base Salary Program

The salary of each individual holding an executive position is determined using  established salary ranges and also by taking into consideration the individual’s qualifications, sustained performance and level of responsibility, each as evaluated by the Committee. Adjustments in base salary are made after an analysis of the foregoing factors and any external trends in compensation reflected in comparative survey data provided by an independent consultant.

The base salary for Peter R. Chase was set by the Committee using the same policies and criteria used for other executive officers of the Company. His base salary for the fiscal year ended 2005 was set utilizing comparative survey data and adjusted based on the Committee’s evaluation of the additional criteria discussed above. While corporate performance measures are used in determining bonuses, such corporate performance measures are not considered by the Committee in determining Mr. Chase’s base salary.

Contingent Compensation Program

Under the Company’s contingent compensation program, each executive officer, was eligible to earn additional contingent compensation in an amount equal to a designated percentage of annual base salary. In the 2005 fiscal year, the target percentage for achieving targeted operating profits set with reference to the three prior fiscal years was 50% of annual base salary for the Chief Executive Officer and 30% for the Chief Financial Officer.  Potential incentive earnings could range from 0% to 100% of annual base salary, depending upon whether the Company’s actual performance during the year met, exceeded or fell short of the operating profit goals. The Company exceeded the operating profit goals established for payment of the targeted incentive compensation in fiscal year 2005; therefore, using the plan as a basis, the Chief Executive Officer and the Chief Financial Officer received contingent compensation in an amount equal to 54% and 50% respectively, of their annual base salary for the last fiscal year.

Senior Management Stock Plan

The Committee and Board of Directors, with the assistance of an independent compensation consultant, have developed long term equity incentive plans for the Company. The 2001 Senior Management Stock Plan was designed in part to retain and provide incentives to the Company’s Chief Executive and Chief Financial Officers as well as other members of the Company’s senior management. The Committee believes that these executives are in a position to make the most significant contribution to the Company’s future success.  The program is designed to recognize significant contributions and provide longer-term incentives to increase shareholder value. All options granted by the Company to its executives have been granted at an exercise price equal to or in excess of the market price of the Company’s Common Stock on the date of grant. Consequently, these stock options will have value only if the price of the Company’s Common Stock increases.

By the Chase Corporation Compensation and Management Development Committee,
Lewis P. Gack
George M. Hughes
Ronald Levy
Carl J. Yankowski

Performance Graph

The following line graph compares the yearly percentage change in the Company’s cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Standard & Poor’s 500 Stock Index (“the S&P 500 Index”), and a composite peer index that is weighted by market equity capitalization on companies with the Chase Corporation Standard Industrial Classification (S.I.C.) code (the “Peer Group Index”). The companies included in the Peer Group Index are American Biltrite, Inc., Lamson & Sessions Co., Plymouth Rubber Company Inc., MacDermid Inc., Bairnco Corp., and Flamemaster Corp. Cumulative total returns are calculated assuming that $100 was invested on August 31, 2000 in each of the Common Stock, the S&P 500 and the Peer Group Index, and that all dividends were reinvested.

Chase Corporation

Comparison of 2000/2005 Cumulative Total Return Performance

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
August 2005

	2000	2001	2002	2003	2004	2005
Chase Corp.	$100	$129	$104	$138	$190	$169
S&P 500	$100	$76	$62	$69	$77	$87
Peer Group	$100	$60	$69	$91	$99	$110

Audit Committee Report

The Audit Committee of the Board of Directors is appointed by the Board of Directors. The members of the Audit Committee meet the independence requirements of the American Stock Exchange. The Audit Committee, in accordance with its written charter (see Exhibit B), oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2005 with management including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which provides that certain matters related to the conduct of the audit of the Company’s financial statements are to be communicated to the Audit Committee. The Audit Committee has also received the written disclosures and letter from PricewaterhouseCoopers, LLP required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, relating to the auditors independence from the Company, has discussed with PricewaterhouseCoopers, LLP their independence from the Company, and has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee discussed with the Company’s Independent Registered Accounting Firm the overall scope and plans for their respective audits. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has selected PricewaterhouseCoopers LLP to serve as the Company’s Independent Registered Public Accounting Firm for fiscal year 2006.

By the Chase Corporation Audit Committee
Lewis P. Gack, (Chairman)
Edward F. Hines, Jr.
Carl J. Yankowski

Audit and Non-Audit Fees

The following table sets forth fees for services provided by the Company’s Independent Registered Public Accounting Firm, which was PricewaterhouseCoopers, LLP during fiscal year 2005 and 2004:

	2005	2004
Audit Fees(1)	$228,000	$211,646
Audit-related fees(2)	8,010	33,350
Tax fees(3)	79,602	10,765
All other fees(4)	1,798	4,800
Total	$317,410	$260,561

(1)          Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements.

(2)          Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported in footnote (1) above. For fiscal year 2005, fees are for Sarbanes Oxley Section 404 preliminary procedures. For fiscal year 2004, fees are for consultation on accounting matters that were outside of the scope of the audit.

(3)          Represents fees for services provided in connection with the Company’s tax compliance and tax consulting.

(4)          Represents fees for services provided to the Company not otherwise included in the categories above. For fiscal year 2005, fees are for services related to assistance with an acquisition.  For fiscal year 2004, fees are for services related to assistance with physical inventory observations which occurred prior to PricewaterhouseCoopers being engaged by the Company.

In accordance with its charter, the Audit Committee approves in advance any non-audit services provided by the independent registered public accounting firm, including tax planning services which will exceed $20,000 per project before the services are rendered. In some cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve certain services, and such pre-approvals are communicated to the full Audit Committee at its next meeting. During fiscal year 2005, all services were approved by the Audit Committee in accordance with this policy and applicable SEC regulations.

Independent Registered Public Accounting Firm

Livingston & Haynes, P.C. served as the Company’s independent auditors for the fiscal years ended August 31, 2003 and 2002. The Company selected the firm of PricewaterhouseCoopers LLP to serve as its Independent Registered Public Accounting Firm for the fiscal year ended August 31, 2004. The determination not to renew the engagement of Livingston & Haynes, P.C. and to retain PricewaterhouseCoopers LLP was approved by the Board of Directors and its Audit Committee. Livingston & Haynes P.C. was dismissed, and PricewaterhouseCoopers LLP was retained effective December 15, 2003.

Livingston & Haynes, P.C.’s reports on the Company’s financial statements for the fiscal years ended August 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended August 31, 2003 and 2002 and the subsequent interim period through December 15, 2003, there were no disagreements with Livingston & Haynes, P.C. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Livingston & Haynes, P.C., would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

None of the reportable events described under Item 304 (a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended August 31, 2003 and 2002, or the subsequent interim period through December 15, 2003.  During the Company’s fiscal years ended August 31, 2003 and 2002, and the subsequent interim period through December 15, 2003, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee has selected PricewaterhouseCoopers LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended August 31, 2006. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting of shareholders with an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers file reports with the SEC indicating the number of shares of any class of the Company’s equity securities that they owned when they became a director or an executive officer and, after that, any changes in their ownership of the Company’s equity securities. Based solely upon a review of these reports on Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year.

Deadlines for Submitting Shareholder Proposals

Any shareholder proposals to be presented for consideration at next year’s annual meeting must be received at the Company’s executive offices not later than August 23, 2006 to be included in the Company’s proxy statement and form of proxy for that meeting. If the Company does not have notice of a shareholder proposal at least 45 days before the mailing date of the proxy statement for the prior year’s annual meeting, then your proxy will confer discretionary authority to vote on the proposal if it is properly presented for consideration at a meeting.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2005, filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to Chase Corporation, Attn: Paula Myers, 26 Summer Street, Bridgewater, Massachusetts 02324. The Company’s Annual Report on Form 10-K is also available free of charge through the Company’s website at www.chasecorp.com.

Miscellaneous

The Company’s management does not know of any business that will come before the Meeting except the matters described in the notice. If other business is properly presented for consideration at the Meeting, then your proxy will confer discretionary authority to vote on such business. It is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

In the event that a quorum is not present when the Meeting is convened, it is intended to vote the proxies in favor of adjourning from time to time until a quorum is obtained.

By order of the Board of Directors,
George M. Hughes
Secretary

EXHIBIT A

2005 INCENTIVE PLAN
OF
CHASE CORPORATION

A-i

A-ii

A-iii

2005 INCENTIVE PLAN
OF
CHASE CORPORATION

The name of this plan is the Chase Corporation 2005 Incentive Plan (the “Plan”). The Plan was adopted by the Board of Directors (“Board”) on November 21, 2005, subject to the approval of the shareholders of the Company, which approval was obtained on the same date. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success by their ability, ingenuity and industry experience and to provide incentives to the participating officers, directors, employees, consultants and advisors that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company. The Plan is intended to constitute a “written compensatory benefit plan” within the meaning of Rule 701 under the Securities Act of 1933, as amended (the “Act”).

ARTICLE I
DEFINITIONS

1.1        General.   Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

1.2        Administrator.   “Administrator” shall mean the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Article VIII.

1.3        Award.   “Award shall mean the grant of an Option, an award of Restricted Stock, a Performance Award, Dividend Equivalent, awards of Deferred Stock, Stock Payments or other awards pursuant to Article VII of this Plan. Awards may be granted for services to be rendered or for past services already rendered to the Company or any Affiliate.

1.4        Board.   “Board” shall mean the Board of Directors of the Company.

1.5        Code.   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.6        Committee.   “Committee” shall mean the Compensation and Management Development Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 8.1. The Committee shall be responsible for administering and interpreting the Plan in accordance with Article 8.

1.7        Common Stock.   “Common Stock” shall mean the common stock of the Company, no par value, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

1.8        Company.   “Company” shall mean Chase Corporation a Delaware corporation.

1.9        Covered Employee.   “Covered employee” shall mean a “covered employee” within the meaning of section 162(m) of the Code.

1.10     Deferred Stock.   “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.

1.11     Director.   “Director” shall mean a member of the Board.

1.12     Disability.   “Disability” shall be defined pursuant to section 22(e)(3) of the Code, except as otherwise may be required by section 409A, in which case “disability” shall be defined as set forth in section 409A.

1.13     Dividend Equivalent.   “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

1.14     Eligible Participant.   “Eligible Participant” shall mean any Employee, consultant, advisor or Director of the Company.

1.15     Employee.   “Employee” shall mean any officer or other employee (as defined in accordance with section 3401 (c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.16     Exchange Act.   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.17     Fair Market Value.   “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the value of a share of Common Stock at the closing of trading on such date on the principal exchange on which shares of Common Stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if the Common Stock is not traded on an exchange, the value of the Common Stock at the closing of trading on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if the Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith, in compliance with applicable, statutory and regulatory guidelines.

1.18     Full-Value Award.   “Full-Value Award” shall mean Restricted Stock, Performance Award, Deferred Stock, Dividend Equivalents, and any other stock-based Awards that the Committee determines more closely resembles a Performance Award or Restricted Stock, other than an Option or stock appreciation right; provided, however, that a stock appreciation right that is settled in stock on a net basis shall be a “Full-Value Award”.

1.19     Grantee.   “Grantee” shall mean an Employee, consultant, advisor or Director granted a Performance Award, Dividend Equivalent, Stock Payment, an award of Deferred Stock, or other awards pursuant to Article VII of this Plan.

1.20     Incentive Stock Option.   “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21     Independent Director.   “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

1.22     Non-Qualified Stock Option.   “Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option, including any Option determined by the Administrator not to constitute an Incentive Stock Option.

1.23     Option.   “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors, consultants and advisors shall be Non-Qualified Stock Options.

1.24     Optionee.   “Optionee” shall mean an Employee, consultant, advisor or Director granted an Option under this Plan.

1.25     Participant.   “Participant” shall mean an Eligible Participant who has received Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents, Stock Payments or other awards or rights granted under this Plan.

1.26     Performance Award.   “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

1.27     Performance Goals.   “Performance Goals” means with respect to any designated performance period as defined in section 8.3 one or more Performance Measures established by the Committee prior to the beginning of such performance period or within such period after the beginning of the performance period as shall meet the requirements to be considered “pre-established objective performance goals” for purposes of the regulations issued under Section 162(m) of the Code. Such Performance Goals may be particular to a Participant or may be based, in whole or in part, on the performance of the division, department, line of business, subsidiary, or other business unit, whether or not legally constituted, in which the Participant works or on the performance of the Company generally.

1.28     Performance Measures.   “Performance Measures” shall include, but not be limited to (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

1.29     Plan.   “Plan” shall mean this 2005 Incentive Plan.

1.30     QDRO.   “QDRO” shall mean any qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, of 1974, as amended, or the rules and regulations thereunder.

1.31     Restricted Stock.   “Restricted Stock” shall mean Common Stock awarded under and subject to restrictions as provided in Article VI of this Plan.

1.32     Restricted Stockholder.   “Restricted Stockholder” shall mean an Employee, consultant, advisor or Director granted an award of Restricted Stock under Article VI of this Plan.

1.33     Rule 16b-3.   “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.34     Stock Payment.   “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, consultant, advisor or Director in cash, awarded under Article VII of this Plan.

1.35     Subsidiary.   “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.36     Termination of Directorship.   “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

ARTICLE II
SHARES SUBJECT TO PLAN

2.1        Shares Subject to Plan.

The shares of stock subject to Awards under this Plan shall be the Company’s Common Stock, no par value per share. The aggregate number of such shares, which may be issued upon exercise of such options or rights or upon any such awards under the Plan, shall not exceed 500,000, (“Share Authorization”) subject to adjustment as provided in Section 9.13. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares. The maximum annual number of Awards that may be issued in the aggregate to any Participant shall be 200,000. The maximum annual cash Award that may be issued to any Participant shall be $2,000,000.

(b)        To the extent required by section 162(m) of the Code if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option.

2.2        Unexercised Options and Other Rights.   To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any other Award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan. To the extent that a share of stock is subject to an outstanding Full-Value Award, such share shall reduce the Share Authorization by two shares of Common Stock, and to the extent that a share is subject to an outstanding Option, stock appreciation right or other stock-based Award not treated as a Full-Value Award, such share shall reduce the Share Authorization by one share of stock. Notwithstanding the foregoing, Awards that are expired, cancelled, forfeited or otherwise returned to the Company cannot be recounted for purposes of Section 162(m) of the Code and the Administrator shall consider such limitation when regranting such Awards.

ARTICLE III
GRANTING OF OPTIONS

3.1        Eligibility.   Any officer, Employee, consultant, advisor or Director shall be eligible to be granted an Option.

3.2        Granting of Options.

(a)        The Administrator shall from time to time, in its absolute discretion:

(i)         Select which Eligible Participants shall be granted Options;

(ii)       Determine the number of shares subject to such Options;

(iii)      Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code; and

(iv)       Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code.

(b)        The Administrator shall instruct the Secretary of the Company to issue such Options and may impose such conditions on the grant of such Options as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents, Stock Payments or other awards or rights which have been previously granted to him under this Plan or otherwise. Any such surrender and subsequent grant or Award shall fully comply with the requirements of section 409A of the Code and the regulatory guidelines. Such grant or other Award may contain such terms and conditions as the Administrator deems appropriate and shall be exercisable in accordance with its terms, subject to statutory and regulatory compliance.

3.3        Special Rules Applicable to Incentive Stock Options.

(a)        No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless the exercise price per share is not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the option grant date and the option term does not exceed five (5) years measured from the option grant date.

(b)        No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

(c)        Any Incentive Stock Option granted under this Plan may be modified by the Administrator to disqualify such option from treatment as an “incentive stock option” under section 422 of the Code.

(d)        To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code, but without regard to section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by section 422 of the Code and subject to the provisions of Section 3.4 of this Plan and the Company shall issue separate certificates to the Participant with respect to options that are Non-Qualified Options and options that are Incentive Stock Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 3.3(d), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

3.4        Certain Additional provisions for Non-Qualified Stock Options.

(a)        Non-Qualified Options With Fair Market Value Exercise Price.   To avoid a deferral of compensation falling within the requirements of section 409A of the Code, any option to purchase stock, other than an Incentive Stock Option, will have the following characteristics: (i) the exercise price will never be less than the Fair Market Value of the underlying stock on the date the option is granted, (ii) the receipt, transfer or exercise of the option will be subject to taxation under section 83 of the Code, and (iii) the option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option.

(b)        Non-Qualified Options With an Exercise Price Less than Fair Market Value.   Notwithstanding paragraph (a) above, to the extent determined by the Board, any Non-Qualified Options may constitute a deferral of compensation, such option shall comply with the requirements of section 409A of the Code as set forth in the corresponding stock option agreement.

3.5        Substitute Options.   In the event that the Company or any Subsidiary consummates a transaction described in section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees of the Company or any Subsidiary on account of such transaction may be granted Incentive Stock Options in substitution for options granted by their former employer, subject to the requirements of section 409A of the Code.

ARTICLE IV
TERMS OF OPTIONS

4.1        Option Agreement.   Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan. Stock option agreements evidencing Options intended to qualify as performance-based compensation as described in section l62(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. In this regard, any awards which are Non-Qualified Options under Section 3.4 of this Plan will include within the written award agreement such terms and conditions as are necessary to comply with the requirements of section 409A of the Code. Any award agreement may require that the Participant agree to be bound by any stockholders’ agreement among all or certain stockholders of the Company that may be in effect at the time of either the grant of the award or the exercise of an Option, if applicable, or certain provisions of any such agreement that may be specified by the Company.

4.2        Option Price.   The price per share of the shares subject to each Option shall be set by the Administrator; provided, however, that (i) such price shall be no less than the fair market value of a share of Common Stock, and (ii) in the case of Options intended to qualify as Incentive Stock Options or as performance-based compensation as described in section 162(m)(4)(C) of the Code such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (110% of the Fair Market Value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary).

4.3        Option Term.   The term of an Option shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than seven (7) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

4.4        Option Vesting and Exercisability.   Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any “change in control” of the Company, as defined in any stock option agreement. Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any Award (including an Incentive Stock Option), (ii) the lapse of restrictions on any award (including an award of Restricted Stock) and (iii) the date on which any Option first becomes exercisable as long as such acceleration is permissive under the requirements of section 409A of the Code. An Incentive Stock Option shall not be exercisable until such Incentive Stock Option is vested.

ARTICLE V
EXERCISE OF OPTIONS

5.1        Partial Exercise.   An exercisable Option may be exercised in whole or in part, as determined by the Administrator on the date of grant. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2        Manner of Exercise.   All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary’s office:

(a)        A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is to be exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b)        Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)        In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d)        Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Administrator and subject to compliance with applicable statutory and regulatory guidance, the terms of the Option may (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee for at least six (6) months prior to the date of delivery, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full-recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, or (iv) allow payment through any combination of the foregoing. In the case of a promissory note, the Administrator may also prescribe the form of such note, the security to be given for such note and the rate of interest, if any, that the note shall bear. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and any such note or loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

5.3        Conditions to Issuance of Stock Certificate.   The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)        The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)        The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)        The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)        The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience;

(e)        The receipt by the Company of full payment for such shares, including payment of any applicable withholding or employment tax; and

(f)         Compliance with the terms of this Plan and any other applicable agreements pertaining to the Award.

5.4        Rights as Stockholders.   The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of an Option unless and until certificates representing such shares have been issued by the Company to such holders and such holder has entered into any applicable stockholder’s agreement, as determined by the Administrator in its sole discretion.

5.5        Ownership and Transfer Restrictions.   In addition to the restrictions set forth in Section 9.1 of this Plan, the Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Administrator may require the Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within the later of (i) two (2) years from the date the Option was granted or (ii) one (1) year after the transfer of such shares to the Optionee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to be given prompt notice of disposition.

ARTICLE VI
AWARD OF RESTRICTED STOCK

6.1        Award of Restricted Stock.

(a)        The Administrator shall from time to time, in its absolute discretion, select which Eligible Participant shall be awarded Restricted Stock, and determine the purchase price, if any, and other terms and conditions, including Performance Goals, applicable to such Restricted Stock, consistent with this Plan.

(b)        The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock, including any consideration required by applicable law. The Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.2        Restricted Stock Agreement.   Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, consultant, advisor or Director and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan.

6.3        Rights as Stockholders.   Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.5, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stockholder’s Restricted Stock Agreement and any applicable stockholder’s agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

6.4        Restriction.   All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5        Escrow.   The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.6        Legend.   In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.7        Deferred Compensation.   To the extent that any award of shares of Restricted Stock may constitute a deferral of compensation, the award shall comply with the requirements of section 409A of the Code as set forth in the corresponding restricted stock agreement.

ARTICLE VII

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS OR OTHER AWARDS

7.1        Performance Awards.   Any Eligible Participant selected by the Administrator may be granted one or more Performance Awards which may be subject to the requirements of Section 8.3. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Administrator, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Administrator.

7.2        Dividend Equivalents.   Any Eligible Participant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

7.3        Stock Payments.   Any Eligible Participant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee.

7.4        Deferred Stock.   Any Eligible Participant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

7.5        Other Stock Based Awards.   The Board shall have the right to grant such awards based upon the Common Stock having terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of warrants to purchase Common Stock.

7.6        Deferred Compensation.   It is not intended that Awards under this Article VII, in form and/or operation, will constitute “deferred compensation” under section 409A of the Code. If it is subsequently determined that such awards in form and/or operation, constitute “deferred compensation” under section 409A of the Code, the award shall be amended as provided by in Section 9.6 to comply with the requirements of section 409A of the Code as set forth in the corresponding award agreement.

7.7        Form of Agreement.   Each award granted pursuant to this Article VII shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan, including the term of the Award and payment on exercise.

ARTICLE VIII

ADMINISTRATION

8.1        Compensation and Management Development Committee.   The Compensation and Management Development Committee (or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two (2) or more Directors appointed by and holding office at the pleasure of the Board. To the extent applicable, the members of the Committee shall each be an “outside director” as defined under section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

To the extent applicable, during the period any director is serving on the Committee, he shall not (i) be an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the 1934 Act; (iii) possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a); and (iv) be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b). The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

8.2        Duties and Powers of Administrator.   It shall be the duty of the Administrator to conduct the general administration of this Plan in accordance with its provisions. The Administrator shall have the power to interpret this Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of section 422 of the Code. Any Award constituting “deferred compensation” as defined under section 409A of the Code, shall comply in all respects with the requirements of section 409A and applicable regulatory guidance. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. In this regard, to the extent that the guidelines pursuant to section 162(m) are applicable, not only will the Committee consist solely of two or more outside directors but said Committee shall be required to certify that any Performance Goals and/or other material terms associated with any Award have been satisfied prior to the payment of any Award pursuant to section 8.3 below.

8.3        Performance-Based Compensation under section 162(m) of the Code.   If the Committee determines at the time an Award is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that the Participant’s right to receive cash, shares, or other property pursuant to such Award shall be subject to the satisfaction of Performance Goals during a performance period, which for these purposes means the period of service designated by the Committee applicable to an Award subject to this section 8.3. Notwithstanding the attainment of Performance Goals by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant. The Committee shall have the power to impose such other restrictions on Awards subject to this section 8.3 as it deems necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of section 162(m) of the Code. In this regard, any performance criterion based on performance over time will be determined by reference to a period of at least one year.

8.4        Majority Rule.   The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.5        Compensation; Professional Assistance; Good Faith Actions.   Members of the Administrator shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award under this Plan and the Administrator shall be fully protected and indemnified by the Company in respect of any such action, determination or interpretation.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1        Not Transferable.   Except as otherwise provided in the option or Restricted Stock Agreement, Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his or her successors in interest nor shall it be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 9.1 shall not prevent (i) transfers by will or by the applicable laws of descent and distribution, (ii) the designation of a beneficiary to exercise any Option or other right or award (or any portion thereof) granted under the Plan after the Optionee’s or Grantee’s death, or (iii) transfers of a Non-Qualified Option to an Optionee’s alternate payee pursuant to a QDRO.

During the lifetime of the Optionee or Grantee, only the Optionee, or, in the case of a Non-Qualified Option, an alternate payee under a QDRO, may exercise an Option or other right or award (or any portion thereof) granted under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, subject to the terms of such Option, right or award, be exercised by the Optionee’s or Grantee’s personal representative or by any person empowered to do so under a beneficiary designation, under a will or under the then applicable laws of descent and distribution.

9.2        Amendment, Suspension or Termination of this Plan.   This Plan shall terminate on the date of the annual meeting of the Board immediately following the tenth anniversary of the Board’s adoption of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, increase the per-participant limitation in Section 2.1 or change the class of employee entitled to participate in the Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder thereof, alter or impair any rights or obligations under any Award granted or awarded, unless the Award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents, Stock Payments or other awards may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

(a)        The expiration of ten years from the date the Plan is adopted by the Board; or

(b)        The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 9.3.

Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including section 409A of the Code.

9.3        Approval of Plan by Stockholders.   This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards may be granted and

Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

9.4        Limitations Applicable to Section 16 Persons and Performance-Based Compensation.   Notwithstanding any other provision of this Plan, any Option, Performance Award Dividend Equivalent, Stock Payment or other award granted, or Restricted Stock or Deferred Stock awarded to a key Employee or Director who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or other awards intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in section 162(m) of the Code (including any amendment to section 162(m) of the Code) or any Treasury regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.5        Effect of Plan Upon Options and Compensation Plans.   The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

9.6        Compliance with Laws.   This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents, Stock Payments or other awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements and the requirements of section 409A of the Code) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents, Stock Payments or other awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.7        Titles.   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

9.8        Governing Law.   This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the Commonwealth of Massachusetts without regard to conflicts of laws thereof.

9.9        Change in Control.   Notwithstanding any other provision of the Plan, but subject to the requirements of section 409A of the Code and the provisions of any particular award agreement, in the event of any Change in Control (as defined below) of the Company, and in anticipation thereof if required, by the circumstances, the Board, in its sole discretion (and in addition to or in lieu of any actions permitted to be taken by the Company under the terms of any particular award agreement), may, on either an overall or a Participant by Participant basis, (i) accelerate the exercisability, prior to the effective date of such Change in Control, of any outstanding Options (and terminate the restrictions applicable to any shares of Restricted Stock), (ii) upon written notice, provide that any outstanding Options must be exercised, to the extent then exercisable, within a specified number of days after the date of such notice, at the end of which period such Options shall terminate, (iii) if there is a surviving or acquiring entity, and subject to the consummation of such Change in Control, cause that entity or a Subsidiary of that entity to grant replacement awards having such terms and conditions as the Board determines to be appropriate in its sole discretion, upon which replacement the replaced Options or Restricted Stock shall be terminated or cancelled, as the case may be, (iv) terminate any outstanding Options and make such payments, if any, therefor (or cause the surviving or acquiring entity to make such payments, if any, therefor) as the Board determines to be appropriate in its sole discretion (including, without limitation, with respect to only the then exercisable portion of such Options based on the Fair Market Value of the underlying shares as determined by the Board in good faith), upon which termination such Options shall immediately cease to have any further force or effect, (v) repurchase (or cause the surviving or acquiring entity to purchase) any shares of Restricted Stock for such amounts, if any, as the Board determines to be appropriate in its sole discretion (including, without limitation, an amount with respect to only the vested portion of such shares (i.e., the portion that is not then subject to forfeiture or repurchase at a price less than their value), based on the Fair Market Value of such vested portion as determined by the Board in good faith), upon which purchase the holder of such shares shall surrender such shares to the purchaser, or (vi) take any combination (or none) of the foregoing actions. Except as otherwise may be required with respect to any award constituting deferred compensation under section 409A of the Code, for purposes of this Plan, a “Change in Control” shall mean and include any of the following:

(a)        a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s voting securities immediately prior to such merger or consolidation will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company;

(b)        a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s assets;

(c)        the acquisition by any person or any group of persons, acting together in any transaction or related series of transactions, of such quantity of the Company’s voting securities as causes such person, or group of persons, to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, 50% or more of the combined voting power of the voting securities of the Company other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group of persons to 50% or more of the combined voting power of such voting securities;

(d)        a change in the composition of the Board within a two (2) year period such that a majority of the members of the Board are not continuing directors; or

(e)        the liquidation or dissolution of the Company.

9.10     Termination of Service.

(a)        Termination of Service in General.   Except as set forth in the applicable award agreement or as otherwise determined by the Board, upon the termination of the service of a Participant, the Participant’s Options shall expire on the earliest of the following occasions:

(i)         subject to Section 5.4, the date that is three (3) months after the voluntary termination of the Participant’s service or the termination of the Participant’s service by the Company (or by a Subsidiary) other than for Cause;

(ii)       the date of the termination of the Participant’s service by the Company (or by a Subsidiary) for Cause;

(iii)      the date one (1) year after the termination of the Participant’s service by reason of Disability; or

(iv)       the date one (1) year after the termination of the Participant’s service by reason of the Participant’s death.

The Participant may exercise all or any part of the Participant’s Options at any time before the expiration of such Options under this Section 9.10(a), but only to the extent that such Options had become exercisable before the Participant’s service terminated (or became exercisable as a result of the termination) and the underlying shares had vested before the Participant’s service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Participant’s service terminates. In the event that the Participant dies during the Participant’s service, or after the termination of the Participant’s service but before the expiration of the Participant’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired such Options directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Participant’s service terminated (or became exercisable as a result of the termination) and the underlying shares had vested before the Participant’s service terminated (or vested as a result of the termination).

(b)        Definition of Cause.   Except as set forth in the applicable Award agreement, “Cause” means and includes dishonesty, theft, fraud, violation of Company policies, insubordination, material violation of governmental regulations applicable to the Company, substantial malfeasance or non-feasance of duty, unauthorized disclosure of trade secrets or confidential information, and conduct substantially prejudicial to the Company or a Subsidiary, including without limitation conviction of or plea of no contest to a felony under applicable law or a material breach by Participant of the terms of any non-competition, non-solicitation, non-disclosure agreement, stockholder, voting or other written agreement with the Company, as determined by the Board, whose determination shall be final and binding on the Company and the Participant. Notwithstanding anything to the contrary in the Plan, if the Board determines after the termination of the Participant’s service that the Participant has engaged in conduct constituting Cause (whether before or after the termination of the Participant’s service), the Participant’s Options shall terminate immediately to the extent not exercised in accordance with the terms of this Agreement.

(c)        Date of Termination of Service.

(i)         “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment or retention as a consultant or advisor of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the

discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purpose of section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(ii)       The date of the termination of a Participant’s service for any reason shall be determined by the Board in its sole discretion. For purposes of the Plan, however, the following events shall not be deemed a termination of service of a Participant: (i) a transfer of service from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another Subsidiary; or (ii) a leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing; provided, however, that if the Participant fails to resume his or her active service to the Company upon the completion of such leave of absence, then the Board may, to the extent permitted by applicable law, deem such Participant’s service to have terminated as of the commencement of such leave of absence. For purposes of the Plan, employees of a Subsidiary shall be deemed to have terminated their service on the date on which such Subsidiary ceases to be a Subsidiary.

(d)        Effect of Termination of Service.   The Board shall have full authority to determine and specify in the applicable award agreement the effect, if any, that a Participant’s termination of service for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding award.

9.11     Withholding. Requirements and Arrangements.

(a)        Options.   In the case of any Option, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the federal, state and local withholding and employment tax obligations of the Company with respect to the exercise of such Option (or make other arrangement satisfactory to the Board with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of shares having a Fair Market Value on the date of delivery sufficient to satisfy such minimum statutory obligations) prior to the delivery of any shares in respect of such Option.

(b)        Restricted Stock.   In the case of any shares of Restricted Stock that are “substantially vested” (within the meaning of Treasury Regulations Section 1.83-3(b)) upon issuance, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the federal, state or local withholding and employment tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) prior to the issuance of any such shares. In the case of any shares of Restricted Stock that are not “substantially vested” upon issuance, if the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to such shares, the Board may require the Participant to remit to the Company an amount sufficient to satisfy any such potential liability (or make other arrangements satisfactory to the Company with respect to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) at the time such shares of Restricted Stock are delivered to the Participant, at the time the Participant makes an election under section 83(b) of the Code with respect to such shares and/or at the time such shares become “substantially vested,” and to agree to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

(c)        Retention of Shares.   With respect to any Participant subject to Section 16(a) of the Exchange Act, any retention of shares by the Company to satisfy a tax obligation with respect to such Participant shall be made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under the Exchange Act.

(d)        Offset Against Payments.   The Company may, to the extent permitted by law, deduct any tax obligations of a Participant from any payment of any kind otherwise due to the Participant.

9.12     Adjustments.   Upon the happening of any of the following described events, a Participant’s rights with respect to awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the award agreement.

(a)        Stock Splits and Recapitalizations.   In the event the Company issues any of its shares as a stock dividend upon or with respect to the shares, or in the event shares shall be subdivided or combined into a greater or smaller number of shares, or if, upon a merger or consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Option (for the purchase price to be paid under the Option) shall be entitled to purchase such number of shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the shares with respect to which the award is exercised at all times between the Grant Date of the award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per share. In determining whether any award granted hereunder has vested, appropriate adjustments will be made for distributions and transactions described in this Section 9.12(a). The Board may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued. Notwithstanding the foregoing, any adjustment under this Section 9.12(a) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code. Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b)        Restricted Stock.   If any person owning Restricted Stock receives new or additional or different shares or securities (“New Securities”) in connection with a corporate transaction or stock dividend described in Section 9.12(a) as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued. Notwithstanding the foregoing, any adjustment under this Section 9.12(b) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code.

(c)        Fractional Shares.   No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares.

(d)        Further Adjustment.   Upon the happening of any of the events described in Sections 9.12(a) or 9.12(c), the class and aggregate number of shares set forth in Section 5.1 hereof that are subject to awards which previously have been or subsequently may be granted under the Plan, and the number of shares set forth in Section 5.3 hereof that may be granted to a Participant in any year shall be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 9.12(d).

(e)        Assumption of Options Upon Certain Events.   In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant awards under the Plan in substitution for stock and stock based awards issued by such entity or a Subsidiary thereof, as long as such substitute awards will not constitute a deferral of compensation under section 409A of the Code. Notwithstanding the foregoing, to the extent that the Board determines that any such substitute award shall constitute a deferral of compensation under section 409A of the Code, such award shall be accompanied with a written award agreement which shall set forth the terms and conditions required to comply with the requirements of section 409A of the Code. The substitute awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The awards so granted shall not reduce the number of shares that would otherwise be available for awards under the Plan. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right, subject to applicable statutory and regulatory guidance, including but not limited to section 409A of the Code, to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

9.13     Other Transfer Restrictions.   Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, (i) any Restricted Stock offered under the Plan to a Participant subject to Section 16 of the Exchange Act (a “Section 16 Participant”) may not be sold for six (6) months after acquisition; (ii) any shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security issued under the Plan shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under the Plan or the award agreement. The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify a transaction under the Plan from the exemption provided by Rule 16b-3 under the Act, or any successor provision.

9.14     Certain Indebtedness to the Company.   No Option or other Award may be exercised at any time after the Board has determined, in good faith, that the Participant is indebted to the Company or any Subsidiary for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Board. The period during which any Option or other award may by its terms be exercised shall not be extended during any period in which the Participant is prohibited from such exercise by the preceding sentence, and the Company shall have no liability to any Participant, or to any other party, if any Option or other award expires unexercised in whole or in part during such period or if any Option that is intended to be an Incentive Stock Option is deemed to be an Non-Qualified Option because such Option is not exercised within three (3) months after the termination of the Participant’s employment with the Company or a Subsidiary.

ARTICLE X

AUTHORIZATION OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

*   *   *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Chase Corporation on November 23, 2005.

Executed on this 23rd day of November, 2005.
/s/ GEORGE M. HUGHES
George M. Hughes, Secretary

EXHIBIT B

Chase Corporation
Audit Committee Charter

Organization

The Audit Committee of the Board of Directors of Chase Corporation shall have a minimum of three members and be composed entirely of Directors who are independent of the management of Chase Corporation. They should be free of any relationship that in the opinion of the Board would interfere with their exercise of independent judgment as Committee members. All Committee members must be able to read and understand fundamental financial statements. At least one Committee member must have past or present employment experience in finance or accounting with professional certification or have background as chief executive or financial officer or other senior officer status with financial oversight responsibilities (qualified financial expert).

Statement of Policy

The Audit Committee shall assist the Board in fulfilling its responsibilities to the shareholders and investment community relating to the quality, completeness and objectivity of financial reporting, the effectiveness and efficiency of operations and internal controls, and compliance with applicable laws and regulations. The outside auditor is accountable to the Board of Directors and the Audit Committee. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The Committee shall meet as least 4 times per year and each time the Company proposes to issue a press release with its quarterly earnings information.

Responsibilities

In carrying out its responsibilities, the Audit Committee will:

•       Review and recommend to the Board the outside auditors to be selected, including a review of the proposed fee to determine if it is appropriate for the services they render;

•       Create direct and open lines of communication with the outside auditors;

•       Meet with the outside auditors to review the scope of the proposed annual audit and the audit procedure to be performed; review critical accounting policies and practices, alternative treatments within GAAP and other written communications.

•       Meet with the outside auditors at the conclusion of the audit, to review the results of the audit including the form of opinion the auditors propose to render and any comments or recommendations of the outside auditors, and report the results of the annual audit to the Board;

•       Secure at least annually a representation from the outside auditors as to their independence from Management, taking into consideration whether the auditors provide any consulting to Management;

•       Meet in executive sessions with the outside auditors, CEO, CFO, general counsel, outside counsel and/or anyone else as desired by the committee;

•       Submit to the Board the minutes of all Committee meetings and discuss the matters considered at each meeting;

•       Establish the audit fees of the independent auditors, pre-approve any non-audit services provided by the independent auditors, including tax planning services which will exceed $20,000 per project before the services are rendered;

B-1

•       Discuss with external auditors any significant matters regarding internal control and other financial reporting matters that may have come to their attention during the audit.

•       Review and discuss with professionals any items of potential and/or actual material risk to the Company;

•       Establish the Company’s policy regarding reporting of irregularities, financial or otherwise.

Authority

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts at the expense of the Company without prior consent of the Board.

Membership

Members of the committee are barred from accepting any consulting, advisory or other compensatory fees from the company or any subsidiary thereof, other than in the member’s capacity as a member of the board of directors and any board committee and that any member may not be an “affiliated person” of the issuer or any subsidiary apart from his or her capacity as a member of the board and any board committee.

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ANNUAL MEETING OF SHAREHOLDERS OF

CHASE CORPORATION

February 3, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

MANAGEMENT RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS				FOR	AGAINST	ABSTAIN
		NOMINEES	2. To act upon a proposal to adopt the Chase Corporation 2005 Incentive Plan.	☐	☐	☐
☐	FOR ALL NOMINEES	☐ Peter R. Chase
☐ Mary Claire Chase
☐	WITHHOLD AUTHORITY	☐ William H. Dykstra

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES THAT YOU SPECIFY. IF YOU DO NOT SPECIFY A CHOICE AS TO A MATTER, THEN IT IS INTENDED TO VOTE THE SHARES REPRESENTED HEREBY “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

	FOR ALL NOMINEES	☐ Lewis P. Gack
☐ Edward F. Hines, Jr.
☐	FOR ALL EXCEPT	☐ George M. Hughes
	(See instructions below)	☐ Ronald Levy

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED STAMPED ENVELOPE PROMPTLY, SO AS TO ENSURE A QUORUM AT THE MEETING REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

RECEIPT OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT IS ACKNOWLEDGED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:       Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

CHASE CORPORATION

26 Summer Street

Bridgewater, MA 02324

Telephone (508) 279-1789

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FRIDAY, FEBRUARY 3, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED, REVOKING ALL PRIOR PROXIES, HEREBY APPOINTS PETER R. CHASE AND GEORGE M. HUGHES, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE, AS SPECIFIED HEREIN, ALL SHARES OF THE CORPORATION’S COMMON STOCK THAT THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PRESENT IN PERSON AT THE ANNUAL MEETING, TO BE HELD AT 9:30 a.m. ON FRIDAY, FEBRUARY 3, 2006 AT THE RAYNHAM COURTYARD MARRIOTT, 37 PARAMOUNT DRIVE, RAYNHAM, MASSACHUSETTS 02767, AND AT ANY ADJOURNMENT THEREOF, AND HEREBY CONFERS UPON THE PROXIES, AND EACH OF THEM, DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING AND WITH RESPECT TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

(Continued and to be signed on the reverse side.)